Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Primech Holdings Ltd. (the “Company”) on Form 20-F for the year ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kin Wai Ho, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 24, 2025

By:	/s/ Kin Wai Ho
Name:	Kin Wai Ho
Title:	Chief Executive Officer